UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2007

Power3 Medical Products, Inc. (Exact name of registrant as specified in its charter)

New York	000-24921	65-0565144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3400 Research Forest Drive, Suite B2-3 The Woodlands, TX 77381 (Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 466-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On September 6, 2007, Power3 Medical Products, Inc. (the “Company”) announced that its common stock began trading on the Over-the-Counter (OTC) Bulletin Board under the symbol PWRM.OB. Previously, the Company’s common stock traded through the Pink Sheets.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit
Number	Description

99.1	Press Release dated September 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power 3 Medical Products, Inc.

By: /s/ Steve Rash
President

Date: September 10, 2007